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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1997



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)




              MARYLAND                                     1-9106                           23-2413352
    (State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
          of Incorporation)                             file number)                  Identification Number)




             16 CAMPUS BOULEVARD, NEWTOWN SQUARE, PENNSYLVANIA 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

                                Page 1 of 5 pages
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  The Company has acquired an additional eight office buildings (collectively, the "Acquisition Properties"), which contain an aggregate of approximately 274,000 net rentable square feet, for an aggregate purchase price of approximately $25.1 million. As of the date hereof, the Company's portfolio consists of 50 properties (47 of which are office properties and three of which are industrial properties) containing an aggregate of approximately 2.6 million net rentable square feet. Set forth below are brief descriptions of the Acquisition Properties.

- On March 4, 1997, the Company purchased seven office properties (the "Main Street Properties") containing approximately 235,209 net rentable square feet located in the Main Street development in Voorhees, New Jersey for approximately $21.5 million. The seller was Radnor-Camco Partnership. As of February 28, 1997, the occupancy rate of the Main Street Properties was approximately 97.0%. Major tenants at the Main Street Properties include Credit Lenders, AMC Theatres and Cooper Health Care Services.

- On March 6, 1997, the Company purchased 1336 Enterprise Drive, an approximately 38,470 net rentable square foot, three-story office building located in the Goshen Corporate Park in East Goshen Township, Chester County, Pennsylvania for approximately $3.6 million. The seller was Hough/Loew Construction, Inc. As of February 28, 1997, the building was 100% leased to CFM Technologies, Inc. under a lease that expires on November 30, 2000.

         The sellers of the Acquisition Properties are unaffiliated with the Company. The purchase price for each of the Acquisition Properties was determined by arm's-length negotiation between the Company and the sellers.


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                  The table set forth below shows scheduled lease expriations for leases in place at February 28, 1997 for the Main Street Properties for each of the next ten years beginning March 1, 1997, assuming none of the tenants exercise renewal options or termination rights, if any, at or prior to scheduled expirations:

                           Scheduled Lease Expirations
                            (Main Street Properties)


                                                                                          Percentage of Total
       Year of        Number of Leases     Net Rentable Square   Final Annualized Base   Final Annualized Base
        Lease          Expiring Within     Footage Subject to     Rent Under Expiring     Rent Under Expiring
      Expiration          the Year           Expiring Leases           Leases(2)                 Leases           Cumulative Total
      ----------      ----------------     -------------------   ---------------------   ---------------------    ----------------
1997 (1)                    4                     11,165            $   148,825                   4.1%                   4%
1998                       10                     50,762                792,112                  21.6%                  26%
1999                       11                     46,313                763,170                  20.8%                  46%
2000                        9                     30,274                403,418                  11.0%                  57%
2001                       13                     46,346                697,719                  19.0%                  77%
2002                        3                     11,358                214,309                   5.8%                  82%
2003                        2                     13,770                228,826                   6.3%                  89%
2004                        1                     18,190                418,370                  11.4%                 100%
2005                                                                                                                   100%
2006                                                                                                                   100%
2007 and thereafter                                                                                                    100%
                           --                    -------             ----------                 ----
Total                      53                    228,178             $3,666,749                 100%
                           ==                    =======             ==========                 ====

---------------------

(1)      Represents lease expirations from February 28, 1997 to December 31,
         1997.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate of base rents, excluding tenant reimbursements, in the final month prior to expiration multiplied by twelve. Tenant reimbursements generally include payments on account of real estate taxes, operating expense escalations and common area utility charges.

ITEM 5.  OTHER EVENTS.

                  On March 4, 1997, the Company issued 2,200,000 common shares of beneficial interest, $.01 par value per share ("Common Shares") pursuant to an Underwriting Agreement (the "Underwriting Agreement") with Smith Barney Inc. and Legg Mason Wood Walker, Incorporated (collectively, the "Underwriters"). The Common Shares were sold pursuant to the Underwriting Agreement at a price to the public of $20-5/8 per share. Proceeds to the Company, net of underwriting discounts and commissions equal to $1.08 per share and expenses, will be used by the Company to fund the purchase of the Acquisition Properties (defined above), to repay certain indebtedness, to purchase additional office and industrial properties and for working capital purposes. The Company granted to the Underwriters a 30-day option to purchase up to 330,000 additional Common Shares to cover over-allotments. On March 17, 1997, the Company issued 175,500 Common Shares pursuant to exercise of the over-allotment option.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. The Financial Statements of the Main Street Properties will be included in an amendment to this Form 8-K by no later than April 30, 1997.

         (b) Pro Forma Financial Information. Pro Forma financial information will be included in an amendment to this Form 8-K by no later than April 30, 1997.

         (c)      Exhibits.

                           1.1 Agreement of Sale for 1336 Enterprise Drive, Goshen Corporate Park, E. Goshen Township, Chester County, Pennsylvania, dated February 14, 1997, by and between Brandywine Realty Trust and Hough/Loew Construction, Inc.

                           1.2 Agreement of Sale, dated as of February 21, 1997, between Radnor-Camco Partnership and Brandywine Realty Trust.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BRANDYWINE REALTY TRUST


Date:  March 18, 1997               By:      /s/ Gerard H. Sweeney
                                             ---------------------
                                    Title:   President and Chief Executive
                                             Officer

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